UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant  ☐                           Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

GOOD TIMES RESTAURANT INC.

(Name of Registrant as Specified in its Charter)

Delta Partners, LP

Delta Partners GP, LLC

Prism Partners, L.P.

Delta Growth Master Fund L.P.

Delta Advisors, LLC

Jobson Family Foundation

REIT Redux LP

REIT Redux GP, LLC

James H. Kropp

The Kropp 2010 Family Trust

David West

David Martin West Asset Trust

Leanlien, L.L.C.

Robert J. Stetson

Charles Jobson
Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On January 5, 2018 Delta Partners, LP, Delta Partners GP, LLC, Prism Partners, L.P., Delta Growth Master Fund L.P., Delta Advisors, LLC, Jobson Family Foundation, REIT Redux LP, REIT Redux GP, LLC, James H. Kropp, The Kropp 2010 Family Trust, David West, David Martin West Asset Trust, Leanlien, L.L.C., Robert J. Stetson, and Charles Jobson filed with the U.S. Securities and Exchange Commission (the “SEC”) a fourth amendment to their Schedule 13D (“Amendment No. 4”) with respect to Good Times Restaurant Inc., a Nevada Corporation (the “Company”). Amendment No. 4, including the exhibits thereto, is attached hereto as Exhibit 1 and is incorporated herein by reference.

Important Information

In connection with their intended proxy solicitation, Delta Partners, LP and REIT Redux LP (“Delta and REIT”) intend to file a proxy statement with the SEC to solicit stockholders of the Company. Delta and REIT will furnish the definitive proxy statement to the stockholders of the Company, together with a WHITE proxy card. DELTA AND REIT STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

In accordance with Rule 14a-12(a)(1)(i) under the Security Exchange Act of 1934, as amended, the following persons are anticipated to be, or maybe deemed to be, participants in any such proxy solicitation: Delta Partners, LP and REIT Redux LP. Certain of these persons hold direct or indirect interests as of the close of business on December 22, 2017: Prism Partners, L.P. beneficially owns 1,363,440 shares of Common Stock, Delta Growth Master Fund, L.P. beneficially owns 6,200 shares of Common Stock, Jobson Family Foundation owns 208,333 shares of Common Stock, REIT Redux LP beneficially owns 440,000 shares of Common Stock, Robert J. Stetson beneficially owns 111,121 shares of Common Stock, LeanLien, L.L.C. beneficially owns 20,500 shares of Common Stock, David Martin West Asset Trust beneficially owns 5,000 shares of Common Stock, and The Kropp 2010 Family Trust beneficially owns 8,000 shares of Common Stock. Additionally, each of the Nominees has an interest in being nominated and elected as a director of the Issuer.